Trade receivables	12 Months Ended
Dec. 31, 2020
Disclosure of trade receivables [abstract]
Trade receivables
15. Trade receivables
(USD millions)	2020	2019

Total gross trade receivables	8 310	8 396

Provisions for doubtful trade receivables	– 93	– 95

Total trade receivables, net	8 217	8 301

The following table summarizes the movement in the provision for doubtful trade receivables:
(USD millions)	2020	2019	2018

January 1	– 95	– 126	– 190

Provisions related to discontinued operations [1]		54

Impact of acquisitions of businesses			– 1

Provisions for doubtful trade receivables charged to the consolidated income statement [2]	– 59	– 89	– 47

Utilization of provisions for doubtful trade receivables	13	12	39

Reversal of provisions for doubtful trade receivables credited to the consolidated income statement [3]	53	53	61

Currency translation effects	– 5	1	12

December 31	– 93	– 95	– 126

[1] Notes 1, 2 and 30 provide information related to discontinued operations.
[2] Provisions charged to the consolidated income statement from continuing operations were USD 30 million in 2018.
[3] Reversal of provisions credited to the consolidated income statement from continuing operations were USD 44 million in 2018.
The following table shows the trade receivables that are not overdue as specified in the payment terms and conditions established with Novartis customers, as well as an analysis of overdue amounts and related provisions for doubtful trade receivables:
(USD millions)	2020	2019

Not overdue	7 714	7 763

Past due for not more than one month	150	161

Past due for more than one month but less than three months	118	123

Past due for more than three months but less than six months	102	103

Past due for more than six months but less than one year	77	96

Past due for more than one year	149	150

Provisions for doubtful trade receivables	– 93	– 95

Total trade receivables, net	8 217	8 301

Trade receivable balances represent amounts due from our customers, which are mainly drug wholesalers, retailers, private health systems, government agencies, managed care providers, pharmacy benefit managers and government-supported healthcare systems. Novartis continues to monitor sovereign debt issues and economic conditions in the countries in which it operates, particularly in Argentina, Brazil, Greece, Italy, Portugal, Russia, Saudi Arabia, Spain and Turkey, and evaluates trade receivables in these countries for potential collection risks. The majority of the outstanding trade receivables from Portugal, Saudi Arabia, Spain and Greece are due directly from local governments or from government-funded entities. Deteriorating credit and economic conditions as well as other factors in these closely monitored countries have resulted in, and may continue to result in, an increase in the average length of time that it takes to collect these trade receivables, and may require the Group to re-evaluate the expected credit loss amount of these trade receivables in future periods.
The following table shows the gross trade receivables balance from these closely monitored countries at December 31, 2020 and 2019; the amounts that are past due for more than one year; and the related provisions that have been recorded:
(USD millions)	2020	2019

Total balance of gross trade receivables from closely monitored countries	1 505	1 588

Past due for more than one year	55	61

Provisions	27	24

At December 31, 2020, amounts past due for more than one year are not significant in any of these countries on a standalone basis.
Total trade receivables include amounts denominated in the following major currencies:
(USD millions)	2020	2019

US dollar (USD)	3 311	3 466

Euro (EUR)	1 668	1 384

Japanese yen (JPY)	437	466

Russian ruble (RUB)	288	341

Chinese yuan (CNY)	208	279

British pound (GBP)	191	202

Australian dollar (AUD)	153	125

Brazilian real (BRL)	148	165

Canadian dollar (CAD)	125	129

Swiss franc (CHF)	124	89

Other currencies	1 564	1 655

Total trade receivables, net	8 217	8 301